Vanguard® Utilities Index Fund
Schedule of Investments (unaudited)
As of May 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.7%)
Electric Utilities (58.9%)
	NextEra Energy Inc.	11,478,984	840,491
	Duke Energy Corp.	4,502,068	451,197
	Southern Co.	6,188,547	395,572
	Exelon Corp.	5,718,416	258,015
	American Electric Power Co. Inc.	2,908,623	250,142
	Xcel Energy Inc.	3,149,016	223,202
	Eversource Energy	2,008,970	163,108
	PPL Corp.	4,503,966	131,110
	Edison International	2,221,474	124,114
	Entergy Corp.	1,172,758	123,444
	FirstEnergy Corp.	3,181,629	120,616
*	PG&E Corp.	8,718,237	88,403
	Alliant Energy Corp.	1,463,564	83,643
	Evergy Inc.	1,328,561	82,357
	Pinnacle West Capital Corp.	660,039	55,826
	NRG Energy Inc.	1,430,409	45,988
	OGE Energy Corp.	1,172,430	40,449
	IDACORP Inc.	295,602	28,954
	Hawaiian Electric Industries Inc.	641,109	27,600
	Portland General Electric Co.	524,444	25,142
	Avangrid Inc.	453,693	23,901
	PNM Resources Inc.	477,613	23,460
	ALLETE Inc.	305,248	21,029
	MGE Energy Inc.	211,815	15,890
	Otter Tail Corp.	243,128	11,663
			3,655,316
Gas Utilities (4.6%)
	Atmos Energy Corp.	750,677	74,445
	UGI Corp.	1,221,566	56,253
	National Fuel Gas Co.	507,293	26,323
	New Jersey Resources Corp.	563,794	24,085
	ONE Gas Inc.	311,027	23,116
*	Southwest Gas Holdings Inc.	335,213	22,127
	Spire Inc.	303,932	21,780
	South Jersey Industries Inc.	589,380	15,713
	Chesapeake Utilities Corp.	102,363	11,727
	Northwest Natural Holding Co.	179,204	9,476
			285,045
Independent Power and Renewable Electricity Producers (3.6%)
	AES Corp.	3,897,649	99,039
	Vistra Corp.	2,578,301	41,691
	NextEra Energy Partners LP	444,358	30,381

		Shares	Market Value ($000)
	Ormat Technologies Inc. (XNYS)	262,304	18,112
*	Sunnova Energy International Inc.	474,688	13,861
	Clearway Energy Inc. Class C	423,210	11,355
	Clearway Energy Inc. Class A	226,017	5,680
			220,119
Multi-Utilities (28.0%)
	Dominion Energy Inc.	4,718,699	359,282
	Sempra Energy	1,775,239	240,527
	Public Service Enterprise Group Inc.	2,962,774	184,047
	WEC Energy Group Inc.	1,847,510	173,500
	DTE Energy Co.	1,134,947	156,611
	Consolidated Edison Inc.	2,005,589	154,912
	Ameren Corp.	1,383,919	116,526
	CMS Energy Corp.	1,692,364	106,179
	CenterPoint Energy Inc.	3,230,614	81,734
	NiSource Inc.	2,295,172	58,527
	MDU Resources Group Inc.	1,174,478	39,533
	Black Hills Corp.	367,519	24,179
	NorthWestern Corp.	296,468	18,781
	Avista Corp.	405,872	18,398
	Unitil Corp.	87,561	4,803
			1,737,539
Water Utilities (4.6%)
	American Water Works Co. Inc.	1,062,696	164,739
	Essential Utilities Inc.	1,364,738	65,234
	American States Water Co.	216,139	17,155
	California Water Service Group	294,310	16,729
	SJW Group	158,902	10,241
	Middlesex Water Co.	102,358	8,799
	York Water Co.	76,891	3,870
			286,767
Total Common Stocks (Cost $5,601,671)			6,184,786
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1,2]	Vanguard Market Liquidity Fund, 0.055% (Cost $152)	1,526	153
Total Investments (99.7%) (Cost $5,601,823)			6,184,939
Other Assets and Liabilities—Net (0.3%)			21,046
Net Assets (100.0%)			6,205,985
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Collateral of $151,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Ameren Corp.	1/31/22	GSI	8,340	(0.098)	80	—
Sempra Energy	8/31/21	BOANA	10,839	(0.107)	—	(1)
					80	(1)
1	Based on 1M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BOANA—Bank of America, N.A.
GSI—Goldman Sachs International.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of May 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	6,184,786	—	—	6,184,786
Temporary Cash Investments	153	—	—	153
Total	6,184,939	—	—	6,184,939
Derivative Financial Instruments
Assets
Swap Contracts	—	80	—	80
Liabilities
Swap Contracts	—	1	—	1